POST-CLOSING STATEMENT
                                1/27/99 5:01 PM

SUBTOTAL AMOUNT TO BE PAID BY DOLLAR
AT 10/1/98 CLOSING:                                                                                        $4,360,254.86
LESS DISPUTED 1999 PPA                                                                                         17,000.00
                                                                                                           -------------
TOTAL AMOUNT PAID BY DOLLAR AT 10/1/98 CLOSING                                                             $4,343,254.86


PURCHASE PRICE AND OTHER ACTUAL, NON-FRANCHISE
AND NON-FLEET AMOUNTS OWED BY DOLLAR                                    INVOICE NO.           AMOUNT:
AT 10/1/98 CLOSING TO STRATFORD:
Purchase Price:
  Goodwill and intangibles (Sec. 2.1(i))                                                   $3,500,000.00
  Personal Property, Fixtures & Equipment (Sec. 2.1(ii))                                      335,000.00
Postage deposit - postage machine lease (Sec. 2.3)                                                 50.00
Curtis key machine lease deposit (Section 2.3)                                                    138.14
Yellow pages proration (Sec. 2.3)                                                              16,225.00
City of Phoenix bond proration ($506 = 12 x 9 mos.)                                               126.50
Net Lease - October 1998 lease payment                                                         10,416.00
1998 Real Property Taxes - prorated                                                             5,900.00
1998 Business Property Taxes - prorated                                                         1,400.00
Postalia meter lease - 11 mos. (annual payment in Sept.)                                          352.44
AT&T Credit Corp. - October 1998 payment                                                          109.34
                                                                                           -------------
                                                          Subtotal                          3,869,717.42    3,869,717.42
                                                                                                           -------------

EXCESS PAID FOR ESTIMATES AND OTHER CHARGES:                                                               $  473,537.44

OTHER CREDITS TO STRATFORD:
Adjustments                                                                16809024               515.53
Adjustments                                                                17809006               417.87
Condition costs                                                            L1809024            10,748.00
Condition costs                                                            L2809024               143.16
Incentive credits                                                          12809502             9,184.19
Deficiency                                                               FPRIOOO1112               48.96
Deficiency                                                               FPRI0001112               93.50
Deficiency                                                               FPRIOOOI119               89.76
Goodwill certificate                                                       GWF18698                65.98
Intercity                                                                ICFC0001186              268.73
Intercity                                                                ICFC0001206               83.89
Intercity                                                                ICFC0001219              102.45
Intercity                                                                ICFC0001172              128.59
Adjustments                                                                15810023             1,241.41
Fleet adjustments                                                          16810019               126.93
Fleet adjustments                                                          17810008                73.47
Fleet adjustments                                                          19810023               162.80
TRFR credit                                                                FPGC2159                50.10
Condition costs                                                            L1810024             1,704.55
Condition costs                                                            L2810024             5,284.09

                             POST-CLOSING STATEMENT
                                1/27/99 5:01 PM

Incentive credits                                                         12810503              1,167.77
1998 PPA credit                                                          PPFC087-690           11,398.00
Hospitality credit                                                         AHFC422                 70.00
Adjustments                                                               15811023                535.70
TRFR credit                                                                FPG2184              4,711.77
Condition costs                                                           L1811024              5,414.80
Incentive credits                                                         FPGC2201                331.16
Incentive credits                                                         12811502                458.55
Intercity                                                                ICFC0001239               29.80
Intercity                                                                ICFC0001253              120.39
Volume Fleet Bonus                                                         FVBJ21              46,600.00
Payment                                                                  PYFP0028784              193.13
Adjustments                                                               15812023                367.56
Adjustments                                                               16812020                 13.43
TRFR credit                                                               FPGC2237                161.20
TRFR credit                                                               FPGC2239                889.33
TRFR credit                                                               FPGC2268                 66.67
TRFR credit                                                               FPGC2278                117.33
Condition costs                                                           L1812025              1,838.59
Debit memo                                                                FPRI1160               2,09128
Net Fleet Calculation (see attached schedule)                                                  13,338.00
Cent. bill credit (Dollar Card)                                           CBFC1023              5,019.57
Europcar credits                                                           EDFC209             10,643.23
Europcar credits                                                           EDFC210             27,554.79
Fleet large volume bonus                                                   FBVJ22                 150.00
Burlingame                                                               MSF10002557              175.00
Misc.                                                                    FRLA0006474            1,115.07
Chrysler warranty check (see agreement below)                                                   5,140.77
Chrysler warranty check (see agreement below)                                                   1,875.48
Credit for VIN WT278975                                                   FPRI1162              5,991.28
Lease charge credit for VIN WT278975                                                              826.00
                                                                                           -------------
                                                          Subtotal                            178,939.61   $  178,939.61
                                                                                                           -------------
OTHER AMOUNTS PAYABLE TO STRATFORD:
1998 PPA                                                                                       51,036.00
1999 PPA                                                                                        8,500.00
In-Service Retention Bonus                                                                     30,000.00
Volume fleet discounts                                                                         37,950.00
Vehicle tag and taxes proration                                                               110,988.53
Uniform inventory (invoice 1)                                                                   3,914.34
UST gasoline and maintenance inventory (Invoice 2)                                             13,604.18
Counter supplies (Invoice 3)                                                                    1,515.06
Office supplies (Invoice 4)                                                                    13,527.41
Misc. (Invoice 5)                                                                               3,421.56
Telephone line charges (Invoice s)                                                              9,768.06
Tour billings                                                                                  12,884.21
Tour billings                                                                                   1,829.00
Europcar                                                                                       10,575.05
Dollarcard                                                                                        877.58

                             POST-CLOSING STATEMENT
                                1/27/99 5:01 PM

Sprint bill                                                                                       406.46
                                                                                           -------------
                                                          Subtotal                            310,797.44      310,797.44
                                                                                                           -------------

SUBTOTAL OF CREDITS AND OTHER AMOUNTS
PAYABLE TO STRATFORD:                                                                                         489,737.05

SUBTOTAL OF AMOUNT OWED BY DOLLAR TO STRATFORD:                                                            $   16,199.61
                                                                                                           -------------
TOTAL AMOUNT PAID BY STRATFORD AT 10/1/98 CLOSING,
EXCLUDING HOLDBACK AMOUNTS:                                                                                $  531,291.79

AMOUNTS TO BE PAID BY STRATFORD TO DOLLAR:
Fleet lease program - September 1998                                           I4809026    $  337,637.29
Adjustments                                                                    FTTA0203         2,000.00
Tag billing                                                                    K2809001         6,947.54
Reject                                                                        FPRIO001119       9,653.00
Reservation fees                                                                RCFI00         32,945.85
System fees - September 1998                                                    L09612         48,225.13
TA commissions                                                                                 23,866.49
Revenue management fee                                                         RMFI00005        1,000.00
Frequent flyer charge                                                         AAF10003679          63.00
Frequent flyer charge                                                         CFF10003404         220.50
Frequent flyer charge                                                         ATF10004086         621.00
Frequent flyer charge                                                         DEF10003239         441.00
Frequent flyer charge                                                         TWFlOO03453         103.50
Frequent flyer charge                                                         UAF10006552         837.00
Goodwill certificate                                                           GWFI8553            15.00
Goodwill certificate                                                           GWFI8578            50.00
Goodwill certificate                                                           GWFI8645            30.00
Goodwill certificate                                                          GWFI0008757          37.00
Customer adjustment                                                                               126.61
Customer adjustment                                                                                10.02
Yellow pages                                                                  ADF10000762         311.86
AZ baseball film                                                              ADF10000766         174.83
Frequent flyer charge                                                         NWFlOO00249          76.50
Dollar Supply                                                                   830709          1,458.30
Dollar Supply                                                                   830141             72.73
Dollar Supply                                                                   830721            203.68
Dollar Supply                                                                   860104             16.75
Dollar Supply                                                                   830736            121.48
Dollar Supply                                                                   860160             55.25
Dollar Supply                                                                  80022617           493.80
Dollar Supply                                                                  80060296            98.15
Dollar Supply                                                                  80060407            94.45
Dollar Supply                                                                  80060408           105.30
Dollar Supply                                                                  80060409           333.17
Dollar Supply                                                                  80060410            11.48
Dollar Supply                                                                  B0060542             8.73
Dollar Supply                                                                  80060544           264.28

                             POST-CLOSING STATEMENT
                                1/27/99 5:01 PM

Dollar Supply                                                                 80060308            295.85
Tag billing                                                                   K2810001             75.57
Deficiency billings                                                           FPRI1130         29,438.76
Deficiency                                                                    WD606247             56.00
Systems fees - October 1998                                                    L09612          11,911.11
Airport concession fees - October 1998                                         L09612          16,504.74
TA commissions                                                                                  3,504.11
TA commissions                                                                                     70.16
TA commissions                                                                                     34.06
TA commissions                                                                                     55.89
Goodwill certificate                                                         GWFI0008845           70.00
Advertising                                                                  ADF10000787          174.83
Advertising                                                                  ADF10001775          745.47
Fleet lease program - October 1998                                            14811027          9,208.42
Condition costs                                                               L2811025            538.81
Tag billing                                                                   K2811001             75.57
Deficiency billings                                                           FPRI1137          4,672.50
Deficiency billings                                                           FPRI1144          7,262.98
Deficiency billings                                                           FPRI1147          3,341.50
Airport concession fees - November 1998                                        L09612             404.51
Fleet lease program - November 1998                                           14812027            583.26
Condition costs                                                               L2812025          1,522.91
Incentive credits                                                             128120503             5.13
Tag billing                                                                   K2812001            242.61
Deficiency billings                                                           FPRI1152         13,464.22
Debit memo                                                                    FPRI1162         10,881.80
Misc.                                                                        FPGDO001114        1,656.70
                                                                                           -------------
Subtotal                                                                                   $  585,528.14   $  585,528.14
                                                                                                           -------------

SUBTOTAL OWED BY STRATFORD:                                                                                $   54,236.35

RECAP:
SUBTOTAL AMOUNT OWED BY DOLLAR TO STRAFFORD                                                                $   16,199.61
SALES TAX HOLDBACK REIMBURSEMENT                                                                                9,000.00
GENERAL HOLDBACK REIMBURSEMENT                                                                                 75,000.00
                                                                                                           -------------
SUBTOTAL OWED BY DOLLAR                                                                                    $  100,199.61
LESS SUBTOTAL OWED BY STRATFORD                                                                                54,236.35
                                                                                                           -------------
TOTAL AMOUNT OWED BY DOLLAR                                                                                $   45,963.26


(remainder of page left blank]

                             POST-CLOSING STATEMENT
                                1/27/99 5:01 PM

The undersigned agree and accept the foregoing as of January 27, 1999, in full and complete settlement and reconciliation pursuant to section 7.1.1 of the Acquisition (Agreement . The undersigned further agree that Dollar shall release $75,000 of the x$100,000 Holdback Amount held pursuant to Section 2.5 of the Acquisition Agreement (as evidenced in the recap summary) and shall retain the balance of Holdback Amount in the amount of $25,000 pursuant to the aforementioned section. Upon the written request of Dollar, Stratford agrees to immediately reimburse Dollar in the amounts of $5,140.77 and $1,875.48 for Chrylser warranty checks allegedly received by Dollar, in lieu of Stratford, I should Dollar be unable to locate or otherwise trace such payments to Dollar. References herein to sections of the Acquisition Agreement are for ease of review and convenience only. Nothing herein shall be construed as a waiver or release of any rights under the Acquisition Agreement.

DOLLAR RENT A CAR SYSTEMS, INC.


By: /s/ John J. Foley

    John J. Foley
    Executive Vice President

    Stratford American Car Rental Systems, Inc.



By: /s/ Mel L. Shultz

    Mel L. Shultz
    President